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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  JUNE 12, 2001
                                  -------------
                           Date of Filing of Form 8-K

                                  JUNE 12, 2001
                                  -------------
                Date of Report (Date of earliest event reported)

                         OUTSOURCE INTERNATIONAL, INC.
                         -----------------------------
             (Exact Name of Registrant as Specified in its Charter)

             FLORIDA                       000-23147               65-0675628
             -------                       ---------               -----------
(State or other jurisdiction of    (Commission File Number)       (IRS Employer
         incorporation)                                        Identification No.)

                           1690 SOUTH CONGRESS AVENUE
                           DELRAY BEACH, FLORIDA 33445
                           ---------------------------
                    (Address of principal executive offices)

                                 (561) 454-3500
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                           ---------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.   BANKRUPTCY OR RECEIVERSHIP

On June 11, 2001, Outsource International, Inc. filed voluntary petitions on behalf of itself and its operating subsidiaries (collectively, "Outsource") under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California (Case Nos. LA-01-28160-BB, LA-01-28173-BB, LA-01-28179-BB, LA-01-28185-BB, LA-01-28191-BB,
LA-01-28197-BB and LA-01-28201-BB). Outsource has requested that the Chapter 11 cases be consolidated for procedural purposes only and be administered jointly. Outsource continues to manage its properties and operate its business as debtor-in-possession in accordance with applicable provisions of the Bankruptcy Code.

A copy of the press release issued by Outsource on June 12, 2001 relating to the bankruptcy filing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.






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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c) Exhibits.

         Exhibit No.               Description
         -----------               -----------
         99.1                      Press Release dated June 12, 2001







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    OUTSOURCE INTERNATIONAL, INC.


                                    /s/ Garry E. Meier
                                    --------------------------------------------
                                    Name: Garry E. Meier
                                    Title: President and Chief Executive Officer

Date:  June 12, 2001